UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 15, 2005


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                  0-26006                   95-4181026
(State or Other Jurisdiction       (Commission              (I.R.S. Employer
      of Incorporation)            File Number)             Identification No.)


               3151 EAST WASHINGTON BOULEVARD
                   LOS ANGELES, CALIFORNIA                       90023
           (Address of Principal Executive Offices)            (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On February 15, 2005, we received a $5,000,000 loan from Max Azria pursuant to a Promissory Note issued by us in favor of Mr. Azria. Interest accrues on the principal amount of the note at the rate of 4% per annum. The principal amount of this loan and accrued interest is due and payable in weekly installments of $250,000 each, commencing on February 28, 2005 and continuing each Monday thereafter until paid in full. The Note contains customary events of default and permits the lender to accelerate our obligation to repay all indebtedness evidenced by the note upon the occurrence of an event of default.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TARRANT APPAREL GROUP

Date:  February 18, 2005             By:  /S/ CORAZON REYES
                                          -----------------------------------
                                          Corazon Reyes, Chief Financial Officer


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